EXHIBIT 23


                       ARTHUR ANDERSEN LLP


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's concurrently filed Form S-8 Registration Statement for the Manatron, Inc. Employee Stock Ownership and Salary Deferral Plan.







                                             /S/ ARTHUR ANDERSEN LLP
                                             ARTHUR ANDERSEN LLP



Grand Rapids, Michigan
June 28, 1996